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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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Page 1



                             NEWELL RUBBERMAID INC.
                                MEDIUM-TERM NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE


                             DISTRIBUTION AGREEMENT



                              _______________, 1999


BANC ONE CAPITAL MARKETS, INC.
One First National Plaza
Mail Suite 0595, 8th Floor
Chicago, Illinois  60670

CHASE SECURITIES INC.
One Chase Manhattan Plaza
New York, New York 10081

GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York 10004

MORGAN STANLEY & CO. INCORPORATED
1585 Broadway, 2nd Floor
New York, New York 10036


Dear Sirs:

                  Newell Rubbermaid Inc., a Delaware corporation (formerly known as Newell Co., the "COMPANY"), Banc One Capital Markets, Inc. (formerly known as First Chicago Capital Markets, Inc., "BANC ONE"), Chase Securities Inc. ("CHASE") and Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") are parties to that certain Distribution Agreement (as amended, supplemented or otherwise modified, the "PRIOR AGREEMENT") dated May 3, 1996 relating to the issue and sale by the Company of its Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue (the "SERIES A NOTES").

                  The parties hereto desire that the Prior Agreement be, and hereby is, amended and restated in the form of this Agreement in order, among other things, to add Goldman, Sachs & Co. ("Goldman Sachs;" each of Chase, Morgan Stanley, Banc One and Goldman Sachs being an "AGENT" and, collectively, the "AGENTS") as a party and to cover the issue and sale of Series B Notes (as defined below).


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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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                  This Agreement confirms the understanding and agreement of the parties hereto with respect to (a) Series A Notes which have not previously been issued and sold (the "REMAINING SERIES A NOTES"), and (b) the Company's Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue (the "SERIES B NOTES," the Remaining Series A Notes and the Series B Notes being, collectively, the "NOTES").

                  The Notes are to be issued pursuant to the senior indenture (the "INDENTURE") dated as of November 1, 1995 between the Company and The Chase Manhattan Bank, as trustee (the "TRUSTEE"). As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $779,500,000 aggregate initial offering price (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign currencies or units of two or more currencies as the Company shall designate at the time of issuance) of Notes to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

                  The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (No. 333-__________) for the registration of securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 ACT"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under the 1933 Act (the "1933 ACT REGULATIONS"). Such registration statement has been declared effective by the SEC and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 ACT"). Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit) and the prospectus constituting a part thereof, and any prospectus supplement relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "1934 ACT"), or the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Agents by the Company for use in connection with the offering of the Notes which is not required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations, the term "PROSPECTUS" shall refer to such revised prospectus from and after the time it is first provided to the Agents for such use.

SECTION 1.  APPOINTMENT AS AGENTS.

                  (a) APPOINTMENT OF AGENTS. Subject to the terms and conditions stated herein, the Company hereby appoints each Agent as its agent for the purpose of soliciting purchases of the


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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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Page 3

Notes from the Company by others and agrees that, except as otherwise contemplated herein, whenever the Company determines to sell Notes directly to an Agent as principal for resale to others, it will enter into a Terms Agreement (hereafter defined) relating to such sale in accordance with the provisions of
Section 3(b) hereof. The Company agrees that, during the period the Agents are acting as the Company's agents hereunder, the Company will not appoint any other agent or agents to act on its behalf, or to assist it, in the placement of Notes unless and until such agent or agents shall have agreed to be bound by the terms and provisions of this Agreement or a separate agreement substantially similar hereto. The Company reserves the right to (i) offer Notes for sale otherwise than to or through an Agent and (ii) sell (and solicit and accept offers to purchase) Notes directly on its own behalf in those jurisdictions in which it is authorized to do so. In the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable to an Agent with respect to such sale.

                  (b) REASONABLE EFFORTS SOLICITATIONS; RIGHT TO REJECT OFFERS. Upon receipt of instructions from the Company, each Agent will use its reasonable efforts to solicit offers for purchases of such initial offering price of the Notes (other than Notes, if any, being purchased by such Agent as principal in accordance with Section 3(b) below) as the Company and such Agent shall agree upon from time to time during the term of this Agreement, it being understood that the Company shall not approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents will have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement. Each applicable Agent will communicate to the Company, orally or in writing, each offer to purchase Notes, other than those offers rejected by such Agent. Each applicable Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes through it, as a whole or in part, and any such rejection shall not be deemed a breach of such Agent's agreement contained herein. The Company may accept or reject any proposed purchase of the Notes, in whole or in part.

                  (c) SOLICITATIONS AS AGENT; PURCHASES AS PRINCIPAL. In soliciting offers for the purchase of the Notes as agent of the Company, the applicable Agent shall act solely as agent for the Company and not as principal. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer to purchase Notes has been solicited by an Agent on an agency basis and accepted by the Company, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to such Agent any commission to which it


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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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Page 4

would be entitled in connection with such sale. None of the Agents shall have any obligation to purchase Notes from the Company as principal, but one or more Agents may agree from time to time to purchase Notes as principal. Any such purchase shall be made in accordance with Section 3(b) hereof.

                  (d) RELIANCE. The Company and the Agents agree that any Notes purchased by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as agent shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

                  (a) REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agents as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether through an Agent as agent or to an Agent as principal), as of the date of each delivery of Notes (whether through an Agent as agent or to an Agent as principal) (the date of each such delivery to an Agent as principal being hereafter referred to as a "SETTLEMENT DATE"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above being referred to herein as a "REPRESENTATION DATE") as follows:

                           (i)      DUE INCORPORATION AND QUALIFICATION. The
Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Notes; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a "MATERIAL ADVERSE EFFECT").

                           (ii)     SUBSIDIARIES. Each subsidiary of the Company
which is a significant subsidiary as defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act (each a "SIGNIFICANT SUBSIDIARY") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or


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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 5

leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; and all of the issued and outstanding capital stock, owned directly or indirectly by the Company, of each Significant Subsidiary has been duly authorized and validly issued is fully paid and non-assessable and is so owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

                           (iii)    REGISTRATION STATEMENT AND PROSPECTUS. At
the time the Registration Statement became effective, the Registration Statement and the Indenture complied, and as of each Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the SEC under the 1939 Act (the "1939 ACT REGULATIONS"). The Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective and any Annual Report on Form 10-K is filed by the Company with the SEC and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof does not, and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply, with respect to any Agent, to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by such Agent with respect to itself expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which constitutes the Trustee's Statement of Eligibility under the 1939 Act (Form T-1).

                           (iv)     INCORPORATED DOCUMENTS. The documents
incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were filed or amended or hereafter are filed with the SEC, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 ACT REGULATIONS") and, when read together and with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Representation Date did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                           (v)      ACCOUNTANTS. The accountants who certified
the financial statements and supporting schedules included or incorporated by reference in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.



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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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                           (vi)     FINANCIAL STATEMENTS. The financial
statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

                           (vii)    AUTHORIZATION AND VALIDITY OF THIS
AGREEMENT, THE INDENTURE AND THE NOTES. This Agreement has been duly and validly authorized, executed and delivered by the Company; the Indenture has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; the Notes have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement, the Indenture and the Officers' Certificate with respect to the Notes heretofore delivered by the Company to the Trustee (the "OFFICERS' CERTIFICATE") against payment of the consideration therefor specified in the Prospectus or pursuant to any Terms Agreement, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; the Notes and the Indenture will be substantially in the form heretofore delivered to the Agents and conform in all material respects to all statements relating thereto contained in the Prospectus; and each holder of the Notes will be entitled to the benefits provided by the Indenture.

                           (viii)   MATERIAL CHANGES OR MATERIAL TRANSACTIONS.
Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, (a) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and (b) there have been no transactions entered into by the Company or any of its subsidiaries that are material to the Company and its subsidiaries considered as one enterprise, other than those in the ordinary course of business.

                           (ix)     NO DEFAULTS. Neither the Company nor any of
its Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage,


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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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Page 7

loan agreement, note, lease or other instrument to which it is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, except when such default would not have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture and the Notes, the compliance by the Company with its obligations hereunder and thereunder and the consummation of the transactions contemplated herein, therein and pursuant to any applicable Terms Agreement will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any such subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any law, administrative regulation or administrative or court order or decree of any court or governmental agency, authority or body or any arbitrator having jurisdiction over the Company.

                           (x)      LEGAL PROCEEDINGS; CONTRACTS. Except as may
be set forth in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which will, in the opinion of the Company, result in any Material Adverse Effect or will materially and adversely affect the consummation of this Agreement; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed or incorporated by reference as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed or incorporated by reference.

                           (xi)     NO AUTHORIZATION, APPROVAL OR CONSENT
REQUIRED. No authorization, approval, consent, order or decree of any court or governmental agency or body including the SEC is required for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the sale of the Notes hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under state securities ("BLUE SKY") laws.

                           (xii)    INAPPLICABILITY OF INVESTMENT COMPANY ACT OF
1940. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (xiii)   COMMODITY EXCHANGE ACT. The Notes, when
issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted under the provisions of the Commodity Exchange Act, unless the Company has otherwise notified the Agent to or through which such Notes will be sold prior to any offer thereof.


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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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Page 8

                           (xiv)    RATINGS. As of the date hereof, the senior
unsecured long term debt of the Company is rated ["A2"] by Moody's Investors Service, Inc. ("MOODY'S") and ["A"] by Standard & Poor's Ratings Group ("S&P").

                  (b) ADDITIONAL CERTIFICATIONS. Any certificate signed by any director or officer of the Company and delivered to an Agent or to counsel for an Agent in connection with an offering of Notes or the sale of Notes to such Agent as principal shall be deemed a representation and warranty by the Company to such Agent as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

SECTION  3. SOLICITATIONS AS AGENTS; PURCHASES AS PRINCIPAL.

                  (a) SOLICITATIONS AS AGENTS. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, when acting as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent.

                  The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through the Agents, as agents, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

                  The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company in a completed transaction (subject to Section 1(c)(ii) hereof) as a result of a solicitation made by such Agent as set forth in Schedule A hereto. The Company will not be required to pay a commission to any Agent in connection with any sale of Notes made by the Company directly to one or more investors which did not result from a solicitation made by such Agent.

                  (b) PURCHASES AS PRINCIPAL. Unless otherwise agreed by an Agent and the Company, Notes shall be purchased by one or more Agents as principal in accordance with terms agreed upon by such Agent or Agents and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in EXHIBIT A hereto and be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Agents to purchase Notes

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
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from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received in connection with such purchases from the Company to such brokers and dealers. At the time of each purchase of Notes by one or more Agents as principal, such Agent or Agents shall specify the requirements for the stand-off agreement, officers' certificate, opinions of counsel and comfort letter pursuant to Sections 4(k), 7(b), 7(c) and 7(d) hereof.

                  (c) ADMINISTRATIVE PROCEDURES, ETC. Administrative procedures with respect to the sale of Notes shall be agreed upon from time to time by the Agents and the Company (the "PROCEDURES"). The Agents and the Company agree to perform, and the Company shall direct the Trustee to perform, the respective duties and obligations specifically provided to be performed by them in the Procedures. A copy of the Procedures in effect as of the date of this Agreement is attached hereto as EXHIBIT B.

                  The purchase price, interest rate or formula, maturity date and other terms of the Notes shall be agreed upon by the Company and the applicable Agent and set forth in a Pricing Supplement (as defined in Section 4(b) hereof) to be prepared following each acceptance by the Company of an offer for the purchase of Notes. Except as may be otherwise provided in such supplement to the Prospectus, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. All Notes sold to or through the Agents will be sold at 100% of their principal amount, unless otherwise agreed to by the Company and the applicable Agent.

SECTION  4. COVENANTS OF THE COMPANY.

                  The Company covenants with each Agent as follows:

                  (a) NOTICE OF CERTAIN EVENTS. The Company will notify the Agents immediately of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the SEC for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (iii) the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, including any document incorporated by reference therein, (iv) any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. In addition, after learning of either such events, the Company

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Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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will forthwith notify the Agents if the rating assigned to any debt securities of the Company by any nationally recognized securities rating agency shall have been lowered, or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company.

                  (b) NOTICE OF CERTAIN PROPOSED FILINGS. The Company will give the Agents notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than a supplement providing solely for the specification of the interest rates or formulas, maturity dates, issuance prices, redemption terms and prices, if any, and other terms of Notes sold pursuant hereto (any such supplement being hereinafter referred to as a "PRICING SUPPLEMENT")), whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish the Agents with copies of any such amendment or supplement or other documents proposed to be filed or used a reasonable time in advance of such proposed filing or use, as the case may be.

                  (c) COPIES OF THE REGISTRATION STATEMENT AND THE PROSPECTUS. The Company will deliver to each Agent as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as each Agent may reasonably request. The Company will furnish to each Agent as many copies of the Prospectus (as amended or supplemented) as each Agent shall reasonably request so long as the requesting Agent is required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes. The Registration Statement and the Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) PREPARATION OF PRICING SUPPLEMENTS. The Company will prepare, with respect to any Notes to be sold to or through any Agent pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by such Agent and will file such Pricing Supplement pursuant to Rule 424(b) under the 1933 Act within the time period prescribed therefor under Rule 424(b).

                  (e) REVISIONS OF PROSPECTUS -- MATERIAL CHANGES. Except as otherwise provided in subsection (l) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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opinion of either such counsel, to amend or supplement the Registration
Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in the Agents' capacity as agents and to cease sales of any Notes an Agent may then own as principal, and the Company will promptly prepare and file with the SEC such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements. For purposes of this subsection, the Company will furnish such information with respect to itself to the Agents, counsel for the Agents and counsel for the Company as may be necessary for counsel for the Agents and counsel for the Company to be aware of and to consult with the Agents and the Company with respect to the need to amend or supplement the Prospectus, and shall furnish such further information as the Agents may from time to time reasonably request.

                  (f) PROSPECTUS REVISIONS -- PERIODIC FINANCIAL INFORMATION. Except as otherwise provided in subsection (l) of this Section, promptly after the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall inform the Agents of the filing and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference capsule financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations (if any) as shall be required by the 1933 Act or the 1933 Act Regulations.

                  (g) PROSPECTUS REVISIONS -- AUDITED FINANCIAL INFORMATION. Except as otherwise provided in subsection (l) of this Section, promptly on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

                  (h) EARNINGS STATEMENTS. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11 (a) of the 1933 Act.

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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Page 12

                  (i) BLUE SKY QUALIFICATIONS. The Company will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

                  (j) 1934 ACT FILINGS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the SEC pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                  (k) STAND-OFF AGREEMENT. If specified by the applicable Agent or Agents in connection with a purchase of Notes from the Company, as principal, between the date of the agreement to purchase such Notes and the Settlement Date with respect to such purchase, the Company will not, without the prior written consent of such Agent or Agents, offer or sell, or enter into any agreement to sell, any debt securities of the Company (other than the Notes that are to be sold pursuant to such agreement and commercial paper in the ordinary course of business).

                  (l) SUSPENSION OF CERTAIN OBLIGATIONS. The Company shall not be required to comply with the provisions of subsections (e), (f) or (g) of this Section or subsections (c)(ii) and (d)(ii) of Section 7 during any period from the time the Agents shall have been instructed by the Company to suspend solicitation of purchases of the Notes in their capacity as agents to the time the Company shall determine that solicitation of purchases of the Notes should be resumed or an Agent shall subsequently purchase Notes from the Company as principal; provided, however, that compliance with such subsections shall be required for any portion of such period during which any of the Agents shall hold any Notes as principal purchased pursuant to this Agreement with the intention of resale and shall so notify the Company when the distribution of such Notes is completed.

                  (m) USE OF PROCEEDS. The Company will use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the Prospectus.

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 13

SECTION  5. CONDITIONS OF OBLIGATIONS.

                  The obligations of any Agent to solicit offers to purchase the Notes as agent of the Company, the obligations of any purchasers of the Notes sold through an Agent as agent, and any obligation of an Agent to purchase Notes from the Company as principal, will be subject to the accuracy of the representations and warranties on the part of the Company herein contained and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof relating to such Notes, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent (the first date on which all of the following additional conditions precedent are satisfied being the "EFFECTIVE DATE"):

                  (a) LEGAL OPINIONS. The Agents shall have received the following legal opinions, dated as of the Effective Date, and otherwise in form and substance satisfactory to the Agents:

                           (1)      OPINION OF GENERAL COUNSEL OF COMPANY. The
opinion of the General Counsel of the Company to the effect that:

                                    (i)      Each Significant Subsidiary is
validly existing in good standing under the laws of the jurisdiction of its organization and, to the best of such counsel's knowledge, each of the Company and each Significant Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

                                    (ii)     Each Significant Subsidiary has the
power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as described in the Prospectus.


                                    (iii)    All of the issued and outstanding
capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and except for directors' qualifying shares, if any, is owned directly or indirectly by the Company, free and clear of any recorded security interest, lien, encumbrance or claim.

                                    (iv)     To the best of such counsel's
knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein.

                                    (v)      The execution and delivery by the
Company of this Agreement, the Indenture and the Notes, the performance by the Company of its agreements herein and therein

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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Page 14

and the incurrence by the Company of the indebtedness to be evidenced by the Notes will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary under any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel and to which the Company or any Significant Subsidiary is a party or by which any of them are bound or to which any property or assets of the Company or any such Significant Subsidiary is subject.

                           (2)      OPINION OF COMPANY COUNSEL. The opinion of
Schiff Hardin & Waite, counsel to the Company, to the effect that:

                                    (i)      The Company and each Significant
Subsidiary has been duly incorporated (or, in the case of a Significant Subsidiary that is not a corporation, duly formed or organized, as the case may
be) and is validly existing in good standing under the laws of the jurisdiction of its incorporation (or, if applicable, formation or organization).

                                    (ii)     The Company has corporate power and
authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Notes.

                                    (iii)    The Company is duly qualified as a
foreign corporation to transact business and is in good standing under the laws of the State of Illinois.


                                    (iv)     This Agreement has been duly and
validly authorized, executed and delivered by the Company.

                                    (v)      The Indenture has been duly and
validly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

                                    (vi)     The forms of the Notes filed as
exhibits to the Registration Statement comply with the requirements of the Indenture applicable thereto; the Notes have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement, the Indenture and the Officers' Certificate against payment of the consideration therefor, will constitute valid and legally

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 15

binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and each holder of Notes will be entitled to the benefits of the Indenture.

                                    (vii)    The information in the Prospectus
under the captions "Description of Notes," "Description of Debt Securities," "Particular Terms of the Senior Debt Securities," "Particular Terms of the Subordinated Debt Securities," "Description of Capital Stock" and "United States Federal Income Taxation," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                                    (viii)   The Indenture is qualified under
the 1939 Act.

                                    (ix)     The Registration Statement is
effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC.

                                    (x)      At the time the Registration
Statement became effective, the Registration Statement (other than the financial statements and related schedules and other financial information included or incorporated by reference therein) complied as to form in all material respects with the requirements of the 1933 Act, the 1939 Act and the regulations under each of those Acts.

                                    (xi)     The execution, delivery and
performance by the Company of this Agreement, the Indenture and the Notes, the performance by the Company of its agreements herein and therein and the incurrence by the Company of the indebtedness to be evidenced by the Notes will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any Material Contract nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any law, administrative regulation or administrative or court order or decree known to such counsel to be applicable to the Company of any court or governmental agency, authority or body or any arbitrator having jurisdiction over the Company. For purposes of the preceding sentence, "MATERIAL CONTRACT" shall mean each indenture, loan agreement, contract, agreement or arrangement, as each shall have been amended to the date of such opinion, filed as an exhibit to, or incorporated by reference in, the most recent Annual Report to the SEC on Form 10-K

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 16

of the Company or any report filed since the date of such report with the SEC under Section 13 of the 1934 Act.

                                    (xii)    To the best of such counsel's
knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                                    (xiii)   No authorization, consent,
approval, order or decree of any court or governmental agency or body including the SEC is required for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the sale of the Notes hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1939 Act, the 1939 Act Regulations or state securities laws.

                                    (xiv)    Each document filed pursuant to the
1934 Act and incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial information included or incorporated by reference therein) complied when filed or, if amended, when so amended, as to form in all material respects with the 1934 Act and the 1934 Act Regulations thereunder.

                           (3)      OPINION OF COUNSEL TO THE AGENTS. The
opinion of Brown & Wood LLP, counsel to the Agents, covering the matters referred to in subparagraph (2) under the subheadings (i) and (v) to (xi) (except the caption "United States Federal Income Taxation" under (viii), inclusive, above.

                           (4)      DISCLOSURE. In giving their opinions
required by subsections (a)(1), (a)(2) and (a)(3) of this Section, the General Counsel of the Company, Schiff Hardin & Waite and Brown & Wood LLP shall each additionally state that nothing has come to their attention that leads them to believe that the Registration Statement (other than the financial statements and related schedules and other financial information included or incorporated by reference therein), at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the SEC subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be) and at the date hereof, or (if such opinion is being delivered in connection with the purchase of Notes from the Company by one or more Agents as principal pursuant to Section 7(c) hereof) at the date of any agreement by any Agent or Agents to purchase Notes from the Company as principal and at the Settlement Date with respect thereto, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 17

or that the Prospectus (other than the financial statements and related schedules and other financial information included or incorporated by reference therein), at the date hereof (or, if such opinion is being delivered in connection with the purchase of Notes from the Company by one or more Agents as principal pursuant to Section 7(c) hereof, at the date of any agreement by such Agent or Agents to purchase Notes from the Company as principal and at the Settlement Date with respect thereto, as the case may be) (included or) includes an untrue statement of a material fact or (omitted or) omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The Company hereby requests that counsel render the opinions provided for in Sections 5(a)(l) and 5(a)(2) of this Agreement, and any opinions called for by Section 7(c) of this Agreement, on its behalf.

                  (b) OFFICER'S CERTIFICATE. On the Effective Date and on each Settlement Date with respect to the purchase of Notes from the Company by one or more Agents as principal, there shall not have been since the respective dates as of which information is given in the Registration Statement and the Prospectus or since the date of the agreement by such Agent or Agents to purchase such Notes from the Company as principal, any material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; and the Agents shall have received a certificate or certificates of the chief financial officer, the treasurer or any assistant treasurer of the Company, substantially in the form of APPENDIX I hereto and dated as of a date that is satisfactory to the Agents, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company contained in
Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed, complied with or satisfied hereunder at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the SEC.

                  (c) COMFORT LETTER. The Agents shall have received a letter from Arthur Andersen LLP, dated as of the Effective Date, and otherwise in form and substance satisfactory to the Agents, to the effect that:

                           (i)      They are independent public accountants with
respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations.

                           (ii)     In their opinion, the consolidated financial
statements and supporting schedule(s) of the Company and its subsidiaries examined by them and included or incorporated by

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 18

reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations.

                           (iii)    They have performed specified procedures,
not constituting an audit, including a reading of the latest available interim financial statements of the Company and its indicated subsidiaries, a reading of the minute books of the Company and such subsidiaries since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Company and such subsidiaries responsible for financial and accounting matters with respect to any unaudited consolidated financial statements included in the Registration Statement and Prospectus and the latest available interim unaudited financial statements of the Company and its subsidiaries, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that: (A) any material modifications should be made to the unaudited consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus for them to be in conformity with generally accepted accounting principles in the United States, (B) any unaudited consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations, (C) any other unaudited financial statement data included in the Registration Statement and Prospectus do not agree with the corresponding items in the unaudited financial statements from which such data were derived or any such unaudited financial statement data were not determined on a basis substantially consistent with the corresponding amounts in the audited financial statements included in the Registration Statement and Prospectus, (D) any unaudited pro forma financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, or (E) at a specified date not more than five days prior to the date of such letter, there was any change in the consolidated capital stock or any increase in consolidated long-term debt of the Company and its subsidiaries (other than changes resulting from the exercise of stock options granted under the Company's existing stock option plans or drawings under the Company's existing revolving credit agreements with The Chase Manhattan Bank and certain other banks referred to therein) or any decrease in the consolidated net assets of the Company and its subsidiaries, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company and its subsidiaries, except in each such case as set forth in or contemplated by the Registration Statement and Prospectus or

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 19

except for such exceptions enumerated in such letter as shall have been agreed to by the Agents and the Company.

                           (iv)     In addition to the examination referred to
in their report included or incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause
(iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                  (d) RATINGS. With respect to the purchase of any Notes by or through an Agent, neither Moody's nor S&P shall have lowered its rating as to such Notes since the date on which the Company agreed to issue and sell such Notes nor, since such date, shall either of such rating agencies have publicly announced that it has under surveillance or review with possible negative implications its rating of the Notes.

                  (e) OTHER DOCUMENTS. On the date hereof and on each applicable Settlement Date, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Agents and to counsel to the Agents.

                  If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by an Agent (as to itself) by notice to the Company (in writing, or orally if promptly confirmed in writing) at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding the provision of an earnings statement set forth in Section 4(h) hereof, the provisions concerning payment of expenses set forth in Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery set forth in Section 11 hereof and the provisions concerning governing law and forum set forth in Section 14 hereof shall remain in effect.

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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Page 20

SECTION  6. DELIVERY OF AND PAYMENT FOR NOTES SOLD THROUGH AN AGENT.

                  Delivery of Notes sold through an Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the applicable Agent shall promptly notify the Company and deliver the Note to the Company, and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to the Agent. If such failure occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse the Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION  7. ADDITIONAL COVENANTS OF THE COMPANY.

                  The Company covenants and agrees with each Agent that:

                  (a) REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each acceptance by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his or its agent, or to the Agents, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

                  (b)      SUBSEQUENT DELIVERY OF CERTIFICATES. Each time that
(i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement, or an amendment or supplement providing solely for the inclusion of additional financial information and, unless an Agent shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes), or (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal, the Company shall furnish or cause to be furnished forthwith to the Agents (or, in the case of clause (ii), such Agent or Agents as the case may be) a certificate of the chief financial officer, the treasurer or any assistant treasurer of the Company, dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to such Agents to the effect that the statements contained in the certificate referred to in Section 5(b)

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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hereof which were last furnished to such Agents are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

                  (c)      SUBSEQUENT DELIVERY OF LEGAL OPINIONS. Each time that
(i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or an amendment or supplement providing solely for the inclusion of additional financial information, and, unless an Agent shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K or Quarterly Report on Form 10-Q, unless an Agent shall otherwise specify) or (iii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal, the Company shall furnish or cause to be furnished forthwith to the Agents (or in the case of clause (iii), such Agent or Agents as the case may be) the written opinions of the General Counsel of the Company and Schiff Hardin & Waite, counsel to the Company, or other counsel satisfactory to such Agents, dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to such Agents, of the same tenor as the opinions referred to in Section 5(a)(l) and (2) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; or, in lieu of such opinion or opinions, counsel last furnishing such opinion or opinions to such Agents shall furnish such Agents with a letter or letters substantially in the form of APPENDIX II hereto to the effect that such Agents may rely on such last opinion or opinions to the same extent as though it was or they were dated the date of such letter or letters authorizing reliance (except that statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

                  (d) SUBSEQUENT DELIVERY OF COMFORT LETTERS. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, (ii) there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information (other than any current Report on Form 8-K or Quarterly Report on Form 10-Q, unless an Agent shall otherwise specify) or (iii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal, the Company shall cause its outside public accountants forthwith to furnish the Agents (or in the case of clause (iii), such Agent or Agents as

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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the case may be) a letter, dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to such Agents, of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of
Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clause (iii) of said Section 5(c) and, as to audited financial statements only, clause (iv) of said Section 5(c), in each case with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include (or incorporate by reference) financial information as of and for a fiscal quarter, such outside public accountants may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement (or so incorporated) unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of such Agents, such letter should cover such other information.

SECTION  8. INDEMNIFICATION.

                  (a) INDEMNIFICATION OF THE AGENTS. The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act as follows:

                           (i)      against any and all loss, liability, claim,
damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii)     against any and all loss, liability, claim,
damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (iii)    against any and all expense whatsoever, as
incurred (including the fees and disbursements of counsel chosen by the Agents), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or

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Banc One Capital Markets, Inc.
Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 23

body, commenced or threatened or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company with respect to an Agent by an Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or made in reliance upon the Trustee's Statement of Eligibility under the 1939 Act filed as an exhibit to the Registration Statement.

                  (b) INDEMNIFICATION OF COMPANY. Each Agent severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company with respect to an Agent by such Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

                  (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by the applicable Agent(s) and, in the case of parties indemnified pursuant to
Section 8(b) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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                  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened or, any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

SECTION  9. CONTRIBUTION.

                  In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 hereof is for any reason unavailable or insufficient, the Company and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Agents, as incurred, in such proportions that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Agent bears to the total sales price received by the Company, in each case from the sale of Notes to or through such Agent to the date of such liability, and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

SECTION  10. PAYMENT OF EXPENSES.

                  The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

                  (a) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

                  (b) The preparation, filing and reproduction of this Agreement;

                  (c) The preparation, printing or other reproduction, issuance and delivery of the Notes, including any fees and expenses relating to the use of book-entry Notes;

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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                  (d)      The fees and disbursements of the Company's
accountants and counsel, of the Trustee and its counsel, and of any calculation agent;

                  (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the program relating to the Notes and incurred from time to time in connection with the transactions contemplated hereby;

                  (f) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey;

                  (g) The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

                  (h) The preparation, printing or other reproduction and delivery to the Agents of copies of the Indenture and all supplements and amendments thereto;

                  (i) Any fees charged by rating agencies for the rating of the Notes;

                  (j) The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. or listing on a securities exchange;

                  (k) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company;

                  (l) The cost of providing any CUSIP or other identification numbers for the Notes; and

                  (m) The fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Notes.

SECTION  11. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

                  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of an Agent or any

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 26

controlling person of such Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

SECTION  12. TERMINATION.

                  (a) TERMINATION OF THIS AGREEMENT. This Agreement (excluding any agreement by one or more Agents to purchase Notes from the Company as principal) may be terminated for any reason, at any time by either the Company or by an Agent with regard to such Agent upon the giving of 30 days' written notice of such termination to each other party hereto.

                  (b) TERMINATION OF AGREEMENT TO PURCHASE NOTES AS PRINCIPAL. The Agent or Agents may terminate any agreement by such Agent or Agents to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there shall have been, since the date of such agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if, since the date of such agreement, there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if, since the date of such agreement, trading in any securities of the Company shall have been suspended by the SEC or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said Exchanges or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of such agreement shall have been lowered since that date or if any such rating agency shall have publicly announced since such date that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company, or (v) if there shall have come to such Agent's attention any facts that would cause such Agent to reasonably believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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                  (c)      GENERAL. In the event of any such termination, no
party will have any liability to any other party to this Agreement, except that
(i) each Agent shall be entitled to any commission earned by it in accordance with the third paragraph of Section 3(a) hereof, (ii) if at the time of termination (a) an Agent shall own any Notes purchased from the Company as principal with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his or its agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and
(iii) the covenant regarding the provision of an earnings statement set forth in
Section 4(h) hereof, the provisions concerning payment of expenses set forth in
Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery set forth in Section 11 hereof and the provisions concerning governing law and forum set forth in Section 14 hereof shall remain in effect.

SECTION  13. NOTICES.

                  Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Company:

                  Newell Rubbermaid Inc.
                  29 East Stephenson Street
                  Freeport, Illinois 61032
                  Attention:    Clarence R. Davenport
                  Telecopier:   815-233-8060
         If to Chase Securities:

                  Chase Securities Inc.
                  270 Park Avenue, 8th Floor
                  New York, New York 10017
                  Attention:    Medium Term Note Desk
                  Telecopier:   212-834-6081

         If to Goldman Sachs:

                  Goldman, Sachs & Co.
                  85 Broad Street
                  New York, New York 10004


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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

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Page 28

                  Attention:    Credit Department, Credit Control -
                                Medium Term Note
                  Telecopier:   212-346-2793

         If to Morgan Stanley:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway, 29th Floor
                  New York, New York 10036
                  Attention:   Manager - Continuously Offered Products
                  Telecopier:  212-761-0780

         with a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway, 2nd Floor
                  New York, New York 10036
                  Attention:   Peter Cooper,
                               Investment Banking Information Center
                  Telecopier:  212-761-0260

         If to Banc One:

                  Banc One Capital Markets, Inc.
                  One First National Plaza
                  Mail Suite 0595, 8th Floor
                  Chicago, Illinois  60670
                  Attention:   Evonne Taylor
                  Telecopier:  312-732-4172

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION  14. GOVERNING LAW.

                  This Agreement and all the rights and obligations of the parties created hereby shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state. Any suit, action or proceeding brought by the Company against an Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in The City of New York.

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Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 29

SECTION  15. PARTIES.

                  This Agreement shall inure to the benefit of and be binding upon each Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

                  If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Company in accordance with its terms.

                                    Very truly yours,

                                    NEWELL RUBBERMAID INC.



                                    By:
                                             -----------------------------------
                                    Name:    C.R. Davenport
                                    Title:   Vice President - Treasurer

Banc One Capital Markets, Inc.
Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

___________, 1999
Page 30

Accepted:


BANC ONE CAPITAL MARKETS, INC.


By:
   -----------------------------
Name:
Title:


CHASE SECURITIES INC.


By:
   -----------------------------
Name:
Title:


GOLDMAN, SACHS & CO.


By:
   -----------------------------
Name:
Title:


MORGAN STANLEY & CO. INCORPORATED


By:
   -----------------------------
Name:
Title: